Intangible Assets	12 Months Ended
Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets

Note 8 - Intangible Assets

Intangible assets consist of lease rights and relate to consideration paid to former lessees to acquire an option to a lease or to take over an existing lease contract from a third party company. Any amounts paid to the lessor are recognized as part of the lease contract upon their classification. Any amounts paid to former lessees to take over the contract are recognized as lease rights.

Capitalized lease rights, at cost as of December 31, 2014 and 2013, are as follows:

(in US$ millions)	2014	2013
Land lease rights	35.5	39.6
Jetty lease rights	8.9	10.2

At cost	44.4	49.8
Accumulated amortization	(4.2)	(3.6)

Net intangibles assets	40.2	46.2

The capitalized lease rights relate to the acquisition of such rights for an adjacent plot of land at the Rotterdam terminal amounting to $46.2 million for which we paid the former lessee an amount to take over the lease contract with the port authorities.

Amortization expense was $ 1.2 million and $ 1.2 million during the years ended December 31, 2014 and December 31, 2013, respectively. The remaining amortization period is related to the maturity date of the lease and amounts between 39-47 years, as of December 31, 2014. Estimated amortization expense for amortizable intangible assets for the next five years amounts to $1.5 million for each period of 2015 through 2019.